

NOVUME™

Solutions for a New Generation™

Investor Presentation
December 2017

OTCQX: NVMM

Safe Harbor Statement

This presentation includes statements concerning Novume Solutions, Inc. and its future expectations, plans and prospects that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. For this purpose, any statements that are not statements of historical fact may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "may," "should," "expects," "plans," "anticipates," "could," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," or "continue," by the negative of these terms or by other similar expressions. You are cautioned that such statements are subject to many risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual circumstances, events or results may differ materially from those projected in the forward-looking statements, particularly as a result of various risks and other factors identified in our filings with the Securities and Exchange Commission. All forward-looking statements contained in this presentation speak only as of the date on which they were made and are based on management's assumptions and estimates as of such date. We do not undertake any obligation to publicly update any forward-looking statements, whether as a result of the receipt of new information, the occurrence of future events, or otherwise.

All trademarks, service marks, and trade names of Novume Solutions, Inc., and/or its subsidiaries and affiliates (collectively, "Novume"), used herein are trademarks, service marks, or registered trademarks of Novume. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners.

Investment Highlights

Novume Solutions, Inc. is a leading provider of support services to clients that serve the government

- ***Large (~$439B+ in FY 2017), fragmented, substantially overlooked market*** with significant cross-selling opportunities
- Assists government contractors with critical aspects of their business; we help contractors…
  - ***CAPTURE*** business by helping our clients to win government contracts
  - ***MANAGE*** risk by being prepared for and responding to disruptive events and creating secure systems
  - ***RUN*** client back-end services by providing accounting, HR, IT and other managed services
  - ***PERFORM*** their contract requirements by providing specialized staffing services, primarily in the aerospace and aviation industry
- ***Strong and improving margin profile***… ~42% gross margins, up 200 bps year-over-year

Market Overview





Federal Government Contracting Market…

- **Represented more than $439 BILLION** of U.S. Federal government spending in FY 2017[1]
- Has proven to be relatively recession resistant
- Includes more than 527,000 government contractors of which 51,900 are located inside the "Beltway"[2] close to company headquarters

1. *USASpending.gov*
2. *According to the U.S. Federal Government's System for Award Management ("SAM") database*

Serving Government Contractors

Helping federal government contractors to ***CAPTURE*** *business,* ***MANAGE*** *risk,*
RUN *client back-end services and* ***PERFORM*** *their contract requirements*

NOVUME™

Government Contracting Support Solutions	Risk Mitigation & Crisis Management	Specialty Staffing
• Outsourced accounting & finance services • Managed IT solutions • Cloud hosting and security • Market intelligence and opportunity identification • Capture & strategic advisory	• Predictive intelligence • Business continuity • Risk assessment • Crisis management and communications • Emergency and cyber incident response	• Teaming support • Managed human capital services • FAA and FCC Certifications • Avionics and Embedded Software Engineers • I.A. Licensed Aircraft Inspectors • Flight Test Engineers

Providing the scale and mass to deliver critical, specialized and difficult-to-find human and infrastructure resources and expertise at the enterprise level

A Broad and Diverse Base of Clients

amec foster wheeler
Accelera SOLUTIONS
BAE SYSTEMS
BOEING
CSC
CACI
CHENEGA
ENGILITY
TEXTRON Marine & Land Systems
TEXTRON Systems
GENERAL DYNAMICS
DASSAULT FALCON
AT&T
HARRIS
LOCKHEED MARTIN
IBM
Hawker Beechcraft
BATTLESPACE FLIGHT SERVICES, LLC
KING AEROSPACE
Bell Helicopter
ManTech International Corporation
HEWLETT PACKARD
UNI UNIFLIGHT
FLUOR
TATA COMMUNICATIONS
Cessna
MICHIGAN STATE UNIVERSITY
Honeywell
Johnson Controls
AIRBUS HELICOPTERS
KBR
Lufthansa Technik
NORTHROP GRUMMAN
leidos
OSHKOSH
VirginiaTech
PATRIOT GROUP
Gulfstream
sodexo
JACOBS
OPTUM
Raytheon
SIG SAUER
THE CITY OF GREENBELT MARYLAND
Huntington
SIEMENS

Government Contracting Support Solutions



- Helped clients win ***more than $160B*** in federal government contracts
- ***Serving 87 of the top 100*** federal government contractors
- Allows clients to focus on what they do best… supporting their government customer

Risk Mitigation & Crisis Management



- Nationally-recognized leader in crisis management
- Helps clients minimize disaster exposure and plan for a crisis
- Proven crisis management expertise to manage risk and crisis
- Identifies vulnerabilities
- Establish enterprise-wide preparedness
- Protects employees, brand and value to stakeholders

Specialty Staffing





Accounting & Finance
Human Capital
Information Technology

- Delivers integrated strategic back office services and staffing solutions
- Clients are government contractors, nonprofit organizations and commercial entities
- Target acquisition, subject to consummation of a qualifying public offering, maintains a ***97% client retention rate***, supporting 700 companies and more than 70,000 employees

Growth Opportunities



- **Geographic Expansion**

  Parts of the country have substantial presence that allow for easy expansion of our footprint such as the U.S. Navy in San Diego and the U.S. Air Force in Denver

- **Untapped Cross-Selling Opportunities**

  Most government contractors have the need for the services we provide. Our business lines sell to the same client pool allowing for "one-stop shop" cross-selling opportunities

- **Strategic Acquisitions**
  - Expand or enhance capabilities in existing service offerings
  - Profitable stand-alone operations or complementary to existing businesses
  - Exploit economies of scale in finance, HR, marketing, administration, IT and legal disciplines
  - Cross-selling opportunities among vertical service offerings

Pro forma Income Statement

	Nine Months ended September 30, 2017	Year ended December 31, 2016
Pro Forma Statement of Operations Data:		
Revenue	$55,208,371	$70,068,301
Cost of revenue	31,969,193	41,814,554
Gross profit	23,239,178	28,253,747
Salaries and related expenses	1,237,539	1,645,073
Selling, general and administrative expenses	25,008,602	30,855,324
Total operating expenses	26,246,141	32,500,397
Loss from operations	(3,006,963)	(4,246,650)
Other expense, net	(65,113)	628,398
Interest expense, net	(991,303)	(2,056,881)
Loss from continuing operations before provision from income taxes	(4,063,379)	(5,675,133)
Provision for Income Taxes	940,809	1,836,123
Net income (loss) from continuing operations	$(3,122,570)	$(3,839,010)

Source: page 50 of the S-1 filed with the SEC on November 28, 2017

The above are unaudited pro forma condensed combined financial statements based on the historical financial statements of Novume, Global and NeoSystems after giving effect to our acquisition of Global and the anticipated acquisitions of NeoSystems.

Capital Structure

- Three quoted securities on OTCQX:
  - Common – 'NVMM'

    ~14.3M shares outstanding representing a market cap of ~$64.4M as of December 6, 2017
  - Preferred – 'NVMMP'
  - Warrants – 'NVMMW'
- Common stock commenced trading in August 2017 when the S-4 registration became effective
- Filed an S-1 registration statement on November 28, 2017 with the intent of raising capital and uplisting to Nasdaq

Pro forma Balance Sheet Data

	as of September 30, 2017	as of December 31, 2016
Total assets	$45,262,505	$46,492,910
Total liabilities and mezzanine debt	$23,947,994	$21,314,532
Total stockholders' equity	$21,314,511	$25,178,378

Source: page 50 of the S-1 filed with the SEC on November 28, 2017

The above are unaudited pro forma condensed combined financial statements based on the historical financial statements of Novume, Global and NeoSystems after giving effect to our acquisition of Global and the anticipated acquisitions of NeoSystems.

Executive Leadership



Robert Berman
Chief Executive Officer
Member of the Board of Directors



Carl M. Kumpf Jr., CPA
Chief Financial Officer



Harry Rhulen
President



Suzanne Loughlin
Chief Administrative Officer
General Counsel



Richard Nathan, PhD
Chief Operating Officer
Member of the Board of Directors



Riaz Latifullah
Executive Vice President
Corporate Development

Investment Highlights

Novume Solutions, Inc. is a leading provider of support services to clients that serve the government

- ***Large (~$439B+ in FY 2017), fragmented, substantially overlooked market*** with significant cross-selling opportunities
- Assists government contractors with critical aspects of their business; we help contractors…
  - ***CAPTURE*** business by helping our clients to win government contracts
  - ***MANAGE*** risk by being prepared for and responding to disruptive events and creating secure systems
  - ***RUN*** client back-end services by providing accounting, HR, IT and other managed services
  - ***PERFORM*** their contract requirements by providing specialized staffing services, primarily in the aerospace and aviation industry
- ***Strong and improving margin profile***… ~42% gross margins, up 200 bps year-over-year

Contact Information

Novume Solutions, Inc.

www.novume.com

Robert Berman, CEO
robert@novume.com
917.453.5100

Harry Rhulen, President
hrhulen@novume.com
720.763.8184

Hayden IR - Investor Relations

James Carbonara, Partner, IR Strategy & Operations
james@haydenir.com
646.755.7412